Supplement dated February 22, 2012 to the

MassMutual Transitions variable annuity prospectus

dated May 1, 2011, as amended

This supplement revises the prospectus to reflect the liquidation of certain funds and the impact of liquidations on automatic programs, purchase payment allocation instructions, transfer rules and allocation rules.

Definition of Automatic Programs. Automatic programs include the Automatic Investment Plan, the Automatic Rebalancing Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the Systematic Withdrawal Program and transfers from a DCA Fixed Account. All programs are not available in all contracts.

After reading this supplement, if you have questions about the impact on your contract or if you want to move contract value out of the liquidating funds, contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

Effective April 27, 2012, at the close of the New York Stock Exchange, the following funds will be liquidated: MML Asset Allocation Fund, MML Concentrated Growth Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund and MML Small Cap Index Fund.

1) Effective April 27, 2012, at the close of the New York Stock Exchange:

a)	the liquidated funds will no longer be available as investment choices in your contract; and
b)	we will transfer any contract value allocated to the liquidated funds to the MML Money Market Fund.

If, due to the liquidations, we transfer any of your contract value into the MML Money Market Fund, such transfer(s):

•	will not count towards the number of transfers allowed per contract year and will not count towards transfer limits imposed by our market timing policies;
•

will not be subject to our fixed account rule that prohibits transferring contract value from any investment choice into a money market fund for 90 days following a transfer out of The Fixed Account; and

•	will not be subject to a transfer charge.

If you submit any transaction requests (in good order) before the New York Stock Exchange closes on April 27, 2012, we will process those requests prior to the liquidations.

2) As a result of the liquidations:

i)	If your current purchase payment instructions direct us to allocate a portion or all of a purchase payment to any of the liquidated funds, we will change the allocations to the MML Money Market Fund.
ii)	If your contract is currently providing variable annuity payments and you have a current election of any liquidated funds, we will change those elections to the MML Money Market Fund.
iii)	If your current automatic program instructions direct us to utilize any of the liquidated funds in the Interest Sweep Option, the program will terminate. (You may re-elect the Interest Sweep Option by contacting our Service Center.)
iv)	If your current automatic program instructions direct us to utilize any of the liquidated funds in the Separate Account Dollar Cost Averaging Program, we will replace the funds with the MML Money Market Fund and continue the program. However, if the liquidations cause a “transfer to” fund to be identical to the “transfer from” fund, we will terminate the program. (You may re-elect the Separate Account Dollar Cost Averaging Program by contacting our Service Center.)

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v)	If your current automatic program instructions direct us to utilize any of the liquidated funds in any automatic program other than those referenced in (iii) and (iv), we will replace the liquidated fund(s) with the MML Money Market Fund and continue the automatic program.

Impact on the Guaranteed Minimum Income Benefit (GMIB) Credit. If you elect either the 3% or 5% guaranteed minimum income benefit (GMIB), we will not credit any interest to your GMIB for the entire contract year if your contract value invested in the fixed accounts and the money market funds exceeds 30% of your total contract value at any time during the contract year. However, if your investment in the fixed accounts and the money market funds exceeds 30% of your total contract value solely as a result of fluctuations in the performance of the funds in which you are invested, then we will continue to credit the applicable rate of interest to your GMIB. On April 27, 2012, at the close of the New York Stock Exchange, if we transfer contract value into the MML Money Market Fund as a result of the fund liquidations, we will consider the resulting change in allocations to the MML Money Market Fund “solely as a fluctuation in performance of funds” and the resulting change will not impact any credit. However, after April 27, 2012, if we receive an additional purchase payment, process a transfer or process a partial withdrawal that is not part of the Systematic Withdrawal Program, we will check your allocations. At the time we check your allocations, if your contract value invested in the fixed accounts and the MML Money Market Fund exceeds 30% of your total contract value, we will not credit any interest to your GMIB for the entire contract year.

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